KBW 10th Annual Community Bank Investor Conference Wednesday, July 29, 2009 New York City, NY presented by Thomas J. Longe President & Chief Executive Officer Stephen J. Gilhooly EVP & Chief Financial Officer Wednesday, July 29, 2009 New York City, NY presented by Thomas J. Longe President & Chief Executive Officer Stephen J. Gilhooly EVP & Chief Financial Officer Wednesday, July 29, 2009 New York City, NY presented by Thomas J. Longe President & Chief Executive Officer Stephen J. Gilhooly EVP & Chief Financial Officer Wednesday, July 29, 2009 New York City, NY presented by Thomas J. Longe President & Chief Executive Officer Stephen J. Gilhooly EVP & Chief Financial Officer presented by Thomas J. Longe President & Chief Executive Officer  Stephen J. Gilhooly EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer EVP & Chief Financial Officer

Except for historical information contained herein, the statements made in this presentation constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements involve certain risks and uncertainties, including statements regarding the Company’s strategic direction, prospects and future results. Certain factors, including those outside the Company’s control, may cause actual results to differ materially from those in the “forward-looking” statements, including economic and other conditions in the markets in which the Company operates; risks associated with acquisitions, competition, seasonality and the other risks discussed in our filings with the Securities and Exchange Commission, which discussions are incorporated in this presentation by reference.

TIB Financial Corp. is the third largest publicly traded bank holding company in Florida. (NASDAQ: TIBB) Subsidiaries

Company Overview • One of the oldest community banks in Florida;  established in 1974 in Islamorada. • Founded on the principle of providing exceptional  attention to the needs of our customers. • Headquartered in Naples, Florida, with $1.8 billion  in total assets. • Now operates in 28 locations in 5 Florida counties  with ~ 60,000 customers and 125,000 accounts. • Our Banks are “well-capitalized,” safe, and sound. • Our focus is on quality service to locally-based  businesses, individuals, and families.

28 Locations 9 - Florida Keys 2 – Homestead 3 - Collier County 9 - Lee County 5 - Sarasota County

Strategic Positioning • To enhance shareholder value, we are managing the company over a 5 - 10 year horizon to be the premier community banking institution in all of our markets. • Focusing on middle market commercial banking – Owner-operated commercial real estate – Financing operating business – Underwriting based on cash flow • Investing to diversify our revenue sources • Expanding our portfolio of products and services to serve our affluent markets. • Optimizing our organic opportunities and enhancing financial performance.

Significant Developments Acquired Naples Capital Advisors (January 2008) – now provide Wealth Management Services through NCA, TIB Private Bank and TIB Trust. (chartered December 2008) Strategic Partnership– raised $10.1 million from two leading Florida families and their related business interests. (March 2008) Received $37 million of perpetual preferred stock investment by the U.S. Treasury Department’s Capital Purchase Program. (December 2008) Assumed $317 million of deposits and operations of nine offices of the Riverside Bank of the Gulf Coast. Significantly enhanced our market presence in Ft. Myers and Venice and provided a strong entrance into the contiguous Cape Coral market. (February 2009)

Financial Highlights Annual Financial Results

Y-T-D Q2 ‘09 Performance Over 2,000 new deposit accounts have been opened for a total of $35 million. Opened our 28th branch on Alico Road in Fort Myers and early results look very promising. Naples Capital Advisors, TIB Trust and Private Banking continue to develop new relationships. Assets under management are now at $120 million. Private Bankers developed ~ $20 million in new deposits through the first half of 2009. Commercial lending activities are improving. Pipelines are up significantly with good credits and strong relationships.  Residential mortgage pipelines are up as well. Closings through te second quarter met stated goals. Retention of acquired Riverside Bank of the Gulf Coast deposits exceed 92%.

Y-T-D Q2 ‘09 Performance Consumer lending department is also seeing improvement in the indirect portfolio which is now approximately $63 million and down to 5% of the total loan portfolio.  Delinquencies, non-accruals and charge-offs are down, with further improvement anticipated throughout the remainder of 2009. In general, pipelines for new business in Commercial Lending, Residential Lending, Wealth Management and Private Banking are larger than any time in the past 12 months. Lower interest rates provide great opportunity to improve the net interest margin that could dramatically improve profitability. Discretionary expenses are down resulting in hundreds of thousands of dollars in savings.

Financial Highlights Asset Growth

Financial Highlights Deposit Growth

Financial Highlights Loan Growth

Collier County Golden Gate $6.9 Lee County–Cape Coral  Cape Coral Pkwy.  $50.9 Del Prado  $38.0 Pine Island  $25.7 Santa Barbara  $18.8 Lee County–Ft. Myers  Hancock $31.6 McGregor  $33.9 Sarasota County Nokomis  $37.8 Venice  $33.3 Total   $276.9 DDA $34.8 NOW  $31.3  MMA  $90.6  Savings  $7.7  CDs  $112.5  Total  $276.9 Deposit Mix  Location  Branch  Deposits  As of 06/30/2009

Funding Composition 12/31/06%  12/31/07%  12/31/08%  06/30/09  % DDA-non-interest bearing $159,380 16%  $143,381 14%  $128,384 11%  $182,236 13% NOW 132,395 13%  161,878 15%  142,291 13%  180,952 13% Money market 164,607 16%  176,900 16%  102,486 9%  217,534 16% Savings 45,076 4%  55,045 5%  73,832 6%  127,502 9% CDs 507,923  51%  434,998  49%  578,623  61%  625,215  49% Total Deposits 1,009,381  100%  972,211  100%  1,025,616  100%  1,333,439  100% Customer Repurchase Agreements 22,250  75,861   69,593   82,408 Total Customer Related Funding $1,051,707  $1,125,819   $1,205,261  $1,477,226 12/31/06   12/31/07   12/31/08   06/30/09 Brokered Deposits  20,076   77,747   110,052   61,379 FHLB and repo borrowing  125,000   170,000   232,900   155,000 Loan to Deposit Ratio  104%   108%   108%   89%

Loan Composition - $1,238M

Composition of  Loan Portfolio 12/31/06% 12/31/07% 12/31/08% 06/30/09  % Real Estate Mortgage Loans Commercial  $546,276 51% $612,084 54% $658,516 54% $683,763  55% Residential  82,243 8% 112,138 10% 205,062 17% 222,260  18% Farmland  24,210 2% 11,361 1% 13,441 1% 13,497  1% Construction and Vacant Land 157,672 15% 168,595 15% 147,309 12% 139,425  11% Commercial and Industrial Loans  84,905 8% 72,076 6% 71,352 6% 67,214  6% Indirect Auto Loans 141,552 13% 117,439 10% 82,028 7% 63,243  5% Home Equity Loans 17,199 2% 21,820 2% 34,062 3% 38,100  3% Other Consumer Loans 9,795 1% 12,154 1% 11,549 1% 10,854  1% Total Loans  $1,063,852 100% $1,127,667 100% $1,223,319 100% $1,238,356  100% As of 06/30/2009

Composition of  Commercial Real Estate Loans 12/31/06%  12/31/07%  12/31/08%  06/30/09  % Mixed Use Commercial/Residential  $92,220  17%  $103,937  17%  $108,165  16%  $128,335  19% Office Buildings  74,380  14%  97,633  16%  105,159  16%  106,462  16% Hotels/Motels  77,055  14%  86,909  14%  90,091  14%  98,905  14% 1-4 Family and Multi family  75,154  14%  76,339  12%  88,512  13%  76,557  11% Guesthouses  76,990  14%  81,817  13%  84,993  13%  84,597  12% Retail Buildings  57,930  11%  64,819  11%  71,184  11%  79,039  12% Restaurants  31,802  6%  37,186  6%  47,680  7%  49,438  7% Marinas/Docks  26,312  5%  20,364  3%  20,130  3%  19,980  3% Warehouse and Industrial  21,206  4%  29,958  5%  29,031  4%  26,911  4% Other  13,227  2%  13,122  2%  13,571  2%  13,539  2% Total  $546,276  100%  $612,084  100%  $658,516  100%  $683,763  100%

Composition of  Construction & Development Loans 12/31/06%  12/31/07%  12/31/08%  06/30/09  % Construction Residential-Owner Occupied  23,892  15%  20,620  12%  11,866  8%  9,844  7% Residential-Commercial Developer 42,664  27%  36,107  21%  21,052  14%  22,983  16% Commercial Structure 24,035  15%  14,367  9%  18,629  13%  11,935  9% Total Construction 90,591  57%  71,094  42%  51,547  35%  $44,762  32% Land Raw Land $6,580 4% $25,890 15% $25,890 18% $25,847  18% Residential Lots 19,759 13% 16,775 10% 13,041 9% 13,999  10% Land Development 9,578 6% 19,818 12% 19,975 13%  19,150  14% Commercial Lots 31,164 20% 35,018 21% 36,856 25% 35,666  26% Total Land 67,081 43% 97,501 58% 95,762 65% $94,662  68% Total  $157,672  100%  $168,595  100%  $147,309  100%  $139,424  100%

Loan Loss Reserve 12/31/06  12/31/07  12/31/08  03/31/09  06/30/09 Net loan charge offs $494 $2,808 $9,353 $3,604 $5,805 Allowance for loan losses $9,581 $14,973 $23,783 $25,488 $25,446 Allowance for loan losses/total loans 0.90% 1.32% 1.94% 2.09% 2.05% Non-performing loans $4,223 $16,086 $39,776 $45,647 $61,809 Allowance for loan losses/non-performing loans 227% 93% 60% 56% 41% Non-performing loans/gross loans 0.40% 1.42% 3.25% 3.74% 4.99% Annualized net charge offs/average loans 0.19% 1.00% 3.02% 1.19% 1.89%

Non-Performing Loans 12/31/08  03/31/09 06/30/09 Loan Type  # of Loans  Outstanding Balance  # of Loans  Outstanding  Balance  # of Loans  Outstanding  Balance Residential (1-4 family)  18  $4,014  15  $3,815  24 $5,138 Commercial (1-4 family investment) 9 7,943 10 7,892 9 8,705 Commercial and agricultural  2  64  8  659  6 596 Commercial real estate  18  13,133  20  13,719  21 11,322 Commercial land development  4  12,584  6  17,707  13 34,583 Government guaranteed loan  3  143  3  143  3 145 Indirect auto and consumer loans  155  1,895  162  1,712  121 1,320 Total  209  $39,776  224  $45,647   $61,809  Non-performing loans to loans 3.25% 3.74% 4.99% Loan loss reserve to loans 1.94% 2.09% 2.05% Allowance for loan losses to nonperforming loans 60% 56% 41%

Non-Performing Assets Nonaccrual Loan Activity  Nonaccrual loans at March 31, 2009  $43,935  Loans returned to accrual  (218)  Principal paid down on nonaccrual loans  (490)  Charge-offs  (3,964)  Loans foreclosed  (7,852)  Loans placed on nonaccrual  29,078  Nonaccrual loans at June 30, 2009  $60,489   OREO  Activity  OREO as of March 31, 2009  $5,032  Real estate foreclosures  7,852  Write-down of value  (871)  Transfer to facilities used in operations (2,941) Property sold  (1,930)  OREO at June 30, 2009  $7,142  As of 06/30/2009 Excludes activity in indirect auto and consumer loans.

Summary Diversified loan portfolio by borrower and collateral type. Commercial Real Estate: Debt service coverage and cash flow underwriting discipline. Collateral, value and guarantors are secondary sources of repayment. Closely monitor the commercial and construction and development loans, borrowers and properties on a monthly and quarterly basis, for changes in financial condition and risk. Residential loan portfolio is a seasoned portfolio originated based upon customer relationships. Loan loss reserve of $25.4 million or 2.05% of loans.

Franchise Value 3rd Largest Publically Traded Bank Holding Company Headquartered in the State of Florida. Largest community bank in the Florida Keys, Cape Coral, and Venice. 24% of market share in the Florida Keys. Increasing market share and presence in Southwest Florida. Attractive investment at current valuation multiples.

Future Prospects Challenges  Recovery of our markets Improve NIM Contain costs Manage for profitable,    disciplined growth Aggressively addressing non-performing assets Opportunities  Optimize our strong franchise Florida Keys Southwest Florida Cape Coral Venice Use disruption and weaker competitive environment to increase market share Benefit as an employer of choice